SUPPLEMENT TO THE
FIDELITY INTERMEDIATE BOND FUND
A FUND OF FIDELITY COMMONWEALTH TRUST
JUNE 26, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

(1) The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

(4) The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 8.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

   THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

   E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE



Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Intermediate BondB,C,D       Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 1,114                      $ 223,500

Phyllis Burke Davis          $ 1,091                      $ 220,500

Robert M. Gates              $ 1,113                      $ 223,500

E. Bradley Jones****         $ 1,105                      $ 222,000

Donald J. Kirk               $ 1,122                      $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 1,113                      $ 223,500

Gerald C. McDonough          $ 1,361                      $ 273,500

Marvin L. Mann               $ 1,113                      $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 1,113                      $ 223,500



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE 17.

   Fidelity International     Limited    (FIL), a Bermuda company
formed in 1968, is the ultimate parent company of Fidelity Invesments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOUND ON PAGE 19.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $   1 billion    .3700%

 3 - 6                .3400              50              .2188

 6 - 9                .3100              100             .1869

 9 - 12               .2800              150             .1736

 12 - 15              .2500              200             .1652

 15 - 18              .2200               250            .1587

 18 - 21              .2000              300             .1536

 21 - 24              .1900              350             .1494

 24 - 30              .1800              400             .1459

 30 - 36              .1750              450             .1427

 36 - 42              .1700              500             .1399

 42 - 48              .1650              550             .1372

 48 - 66              .1600              600             .1349

 66 - 84              .1550              650             .1328

 84 - 120             .1500              700             .1309

 120 - 156            .1450              750             .1291

 156 - 192            .1400              800             .1275

 192 - 228            .1350              850             .1260

 228 - 264            .1300              900             .1246

 264 - 300            .1275              950             .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920


   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 20.

   On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial for the fund.

   THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 20.

   On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 20.

   For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER LIABILITY" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 21.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "VOTING RIGHTS" IN THE "DESCRIPTION OF THE TRUST" SECTION
BEGINNING ON PAGE 21.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 21.

AUDITOR. Deloitte & Touche LLP, 200 Berkeley Street, Boston,
Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.


SUPPLEMENT TO THE FIDELITY INTERMEDIATE BOND FUND
JUNE 26, 1999 PROSPECTUS

The following information replaces in its entirety information found under the heading "Fundamental Investment Policies" in the "Investment Details" section beginning on page 6.

FUNDAMENTAL INVESTMENT POLICIES

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

INTERMEDIATE BOND FUND seeks a high level of current income.

   The following information replaces similar information found in the "Fund Management" section on page 21.

(small solid bullet)    Fidelity Management & Research Far East Inc.
(FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

   The following information supplements similar information found in the "Fund Management" section on page 21.

(small solid bullet)    Fidelity Investments Japan Ltd. (FIJ), in
Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for the fund.

   The following information replaces similar information found in the "Fund Management" section beginning on page 21.

   FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

SUPPLEMENT TO THE
SPARTAN MARKET INDEX FUND(registered trademark)
JUNE 26, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION" SECTION ON PAGE 15.

If FMR determines that it is in the best interests of the fund, the fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV. The fund may make redemption payments "in kind" to a shareholder that owns 5% or more of its outstanding voting securities pursuant to an exemptive order issued by the SEC. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.

NED C. LAUTENBACH (55),    Trustee (2000)    , has been a partner of
Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 15.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

THE FOLLOWING INFORMATION REPLACES THE "COMPENSATION TABLE" FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 18.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE



Trustees and Members of the      Aggregate Compensation from  Total Compensation from the
Advisory Board                   Spartan Market IndexB        Fund Complex*,A

Edward C. Johnson 3d**           $ 0                          $ 0

J. Gary Burkhead**               $ 0                          $ 0

Ralph F. Cox                     $ 2,090                      $ 223,500

Phyllis Burke Davis              $ 2,047                      $ 220,500

Robert M. Gates                  $ 2,089                      $ 223,500

E. Bradley Jones****             $ 2,076                      $ 222,000

Donald J. Kirk                   $ 2,101                      $ 226,500

Ned C. Lautenbach***             $ 0                          $ 0

Peter S. Lynch**                 $ 0                          $ 0

William O. McCoy                 $ 2,089                      $ 223,500

Gerald C. McDonough              $ 2,557                      $ 273,500

Marvin L. Mann                   $ 2,089                      $ 220,500

Robert C. Pozen**                $ 0                          $ 0

Thomas R. Williams               $ 2,089                      $ 223,500



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "MANAGEMENT AND SUB-ADVISORY SERVICES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies and limitations, and provides custodial services to the fund.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT-RELATED EXPENSES" IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "MANAGEMENT AND SUB-ADVISORY FEES" IN THE "MANAGEMENT
CONTRACT" SECTION ON PAGE 19.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of the fund's average net assets throughout the month.

THE FOLLOWING INFORMATION REPLACES THE SECOND, THIRD, AND FOURTH
PARAGRAPHS FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

Under the sub-advisory agreement, for providing investment management and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund.

For the fiscal years ended Fiscal Year End 1, 1999, 1998, and 1997, the fund paid FMR management fees of $2,000,000, $3,310,000, and $6,544,000, respectively, and paid BT sub-advisory fees of $199,000 for the fiscal year ended April 30, 1999, and $3,000 for the period from December 1, 1997 through April 30, 1998. Prior to October 1, 1999, the fund paid a management fee at an annual rate of 0.24% of its average net assets to FMR and a sub-advisory fee (representing 40% of net income from securities lending) to BT.

For the fiscal year ended April 30, 1999, FMR paid BT fees of $378,435, and for the period from December 1, 1997 through April 30, 1998, FMR paid BT fees of $112,000.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 19.

MANAGEMENT-RELATED SERVICES. The fund has also entered into a securities lending agreement with BT. Under the terms of the agreement, BT retains up to 30% of aggregate annual lending revenues for providing securities lending services.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 20.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOUND UNDER THE
HEADING "AUDITOR" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE
22.

AUDITOR.  Deloitte & Touche LLP, 200 Berkeley Street, Boston,
Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.


SUPPLEMENT TO THE
FIDELITY SMALL CAP STOCK FUND,
FIDELITY MID-CAP STOCK FUND AND
FIDELITY LARGE CAP STOCK FUND
FUNDS OF FIDELITY COMMONWEALTH TRUST
JUNE 26, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "INVESTMENT LIMITATIONS OF LARGE CAP STOCK" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(1) The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 20.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION HAS BEEN R   EMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 20.

   E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 20.

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 20.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 20.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE


Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Small Cap StockB             Mid-Cap StockB               Large Cap StockB

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 191                        $ 573                        $ 81

Phyllis Burke Davis          $ 188                        $ 562                        $ 80

Robert M. Gates              $ 192                        $ 574                        $ 81

E. Bradley Jones****         $ 190                        $ 569                        $ 81

Donald J. Kirk               $ 193                        $ 578                        $ 82

Ned C. Lautenbach***         $ 0                          $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 192                        $ 574                        $ 81

Gerald C. McDonough          $ 235                        $ 702                        $ 100

Marvin L. Mann               $ 192                        $ 574                        $ 81

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 192                        $ 574                        $ 81



Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*,A

Edward C. Johnson 3d**       $ 0

J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates              $ 223,500

E. Bradley Jones****         $ 222,000

Donald J. Kirk               $ 226,500

Ned C. Lautenbach***         $ 0

Peter S. Lynch**             $ 0

William O. McCoy             $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE HEADING "COMPUTING THE PERFORMANCE ADJUSTMENT" IN THE "MANAGEMENT
CONTRACTS" SECTION BEGINNING ON PAGE 24.

COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the Russell 2000 for Small Cap Stock, S&P MidCap 400 for Mid-Cap Stock or S&P 500 for Large Cap Stock. The performance period for Small Cap Stock, Mid-Cap Stock, and Large Cap Stock commenced on April 1, 1998, April 1, 1994, and July 1, 1995, respectively. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE
23.

Fidelity International Limited (FIL), a    Bermuda company formed in
1968, is the ultimate parent company of Fidelity Investments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 24.

       SUB-ADVISERS.    On behalf of each fund, FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

   THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 24.

   On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 24.

   For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOUND ON PAGE 25.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%           $ 1 billion       .5200%

 3 - 6                .4900             50               .3823

 6 - 9                .4600             100              .3512

 9 - 12               .4300             150              .3371

 12 - 15              .4000             200              .3284

 15 - 18              .3850             250              .3219

 18 - 21              .3700             300              .3163

 21 - 24              .3600             350              .3113

 24 - 30              .3500             400              .3067

 30 - 36              .3450             450              .3024

 36 - 42              .3400             500              .2982

 42 - 48              .3350             550              .2942

 48 - 66              .3250             600              .2904

 66 - 84              .3200             650              .2870

 84 - 102             .3150             700              .2838

 102 - 138            .3100             750              .2809

 138 - 174            .3050             800              .2782

 174 - 210            .3000             850              .2756

 210 - 246            .2950             900              .2732

 246 - 282            .2900             950              .2710

 282 - 318            .2850             1,000            .2689

 318 - 354            .2800             1,050            .2669

 354 - 390            .2750             1,100            .2649

 390 - 426            .2700             1,150            .2631

 426 - 462            .2650             1,200            .2614

 462 - 498            .2600             1,250            .2597

 498 - 534            .2550             1,300            .2581

 534 - 587            .2500             1,350            .2566

 587 - 646            .2463             1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 over - 1,260         .2167


THE FOLLOWING INFORMATION REP   LACES SIMILAR INFORMATION FOUND IN THE
"DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 28.

       AUDITOR.    PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts, served as independent accountant for Fidelity Mid-Cap Stock Fund for the fiscal period ended April 30, 1999. The auditor examined financial statements for the fund and provided other audit, tax, and related services.

   Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Fidelity Large Cap Stock Fund and Fidelity Small Cap Stock Fund. Effective September 16, 1999, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Fidelity Mid-Cap Stock Fund for the period ending April 30, 2000. The auditor examines financial statements for
the funds and pro    vides other audit, tax, and related services.

THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH FOUND UNDER THE HEADING "SHAREHOLDER LIABILITY" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 28.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH FOUND UNDER THE HEADING "VOTING RIGHTS" IN THE "DESCRIPTION OF THE TRUST" SECTION
BEGINNING ON PAGE 28.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.


SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP
STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 26, 1999 PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 25.

(small solid bullet)Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

The following information supplements similar information found in the "Fund Management" section on page 25.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo,
Japan, serves as a sub-adviser for each fund. As of    September
28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for each fund.

The following information replaces similar information found in the "Fund Management" section on page 25.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

Effective August 2, 1999, the following information replaces similar information found in the "Fund Management" section on page 25.

David Felman is vice president and manager of Mid-Cap Stock Fund. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.